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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------
                                    FORM 8-K
                                    --------

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 26, 1997
                                 --------------

                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-12431                   22-3282551
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


       64  OLD HIGHWAY 22, CLINTON, NEW JERSEY                     08809
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      (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630

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Item 5. Other Events.
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     The Registrant issued a press release on March 26, 1997 announcing a $.05 per share quarterly cash dividend payable on May 5, 1997 to shareholders of record as of April 15, 1997.


Item 7. Exhibits.
        ---------
     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                            Description
-----------                            -----------
   99 Press Release dated March 26, 1997 announcing Registrant's $.05 per share quarterly cash dividend payable on May 5, 1997.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     UNITY BANCORP, INC.
                                                     -------------------
                                                        (Registrant)




Dated: April 1, 1997           By: /s/ James Hyman
                                  ------------------
                                       James Hyman
                                  President and Chief
                                   Operating Officer







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                                  EXHIBIT INDEX
                                  -------------
                           CURRENT REPORT ON FORM 8-K
                           --------------------------

                                                                     Sequential
Exhibit No.                         Description                      Page Number
-----------                         -----------                      -----------
   99 Press Release dated March 26, 1997 announcing the Registrant's $.05 per share quarterly cash dividend payable on May 5, 1997.